UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 14, 2007 (December 11, 2007)

ALLOS THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-29815	54-1655029
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

11080 CirclePoint Road, Suite 200 Westminster, Colorado		80020
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (303) 426-6262

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02               Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amendment of Corporate Bonus Plan

On December 11, 2007, upon the recommendation of the Compensation Committee of the Board of Directors (the “Compensation Committee”) of Allos Therapeutics, Inc. (the “Company”), the Board of Directors of the Company (the “Board”) approved an amended and restated Corporate Bonus Plan (the “Amended Plan”) for the purpose of bringing the Amended Plan into compliance with Section 409A of the Internal Revenue Code of 1986 (the “Code”) and related regulations and other guidance of the Internal Revenue Service (collectively “Section 409A”).  Other than for Section 409A compliance reasons, the Amended Plan does not change the material terms and conditions of the original Corporate Bonus Plan approved by the Board on April 25, 2007, which are set forth in the Company’s Form 8-K filing dated May 1, 2007.  The Amended Plan will be filed as an exhibit to the Company’s Form 10-K for the fiscal year ending December 31, 2007.

Amendment of Employment Agreements

On December 13, 2007, the Company entered into amended and restated employment agreements with Paul L. Berns, the Company’s President and Chief Executive Officer, James V. Caruso, the Company’s Executive Vice President, Chief Commercial Officer, Pablo J. Cagnoni, the Company’s Senior Vice President, Chief Medical Officer and Marc H. Graboyes, the Company’s Vice President, General Counsel and Secretary in order to (i) bring the employment agreements into compliance with Section 409A, (ii) with respect to Mr. Berns, clarify his change-in-control termination benefits regarding the acceleration of vesting of stock options and restricted stock upon a change-in-control termination, and (iii) with respect to the executive officers other than Mr. Berns, implement certain changes to their change-in-control termination benefits in accordance with the recommendations of the Compensation Committee’s independent compensation consultant.

                Paul L. Berns.  The Second Amended and Restated Employment Agreement with Mr. Berns dated December 13, 2007 (the “Second Amended Berns Agreement”) amends and restates the Amended and Restated Employment Agreement with Mr. Berns dated December 12, 2006 to bring the following provisions into compliance with Section 409A:  (i) the definition of “Good Reason” as it applies to the Termination of Employment provisions, (ii) the payout provisions for the Gross-Up Payment (as defined in the Second Amended Berns Agreement), and (iii) the 409A savings clause.  In addition, the Second Amended Berns Agreement clarifies Mr. Berns’ change-in-control termination provisions to extend acceleration of vesting to all then-outstanding stock options and restricted stock upon Mr. Berns’ termination without Cause (as defined in the Second Amended Berns Agreement) or resignation for Good Reason (as defined in the Second Amended Berns Agreement) within one month prior to or two years following a Change in Control (as defined in the Second Amended Berns Agreement).  Other than as described above and for Section 409A compliance reasons, the Second Amended Berns Agreement does not change the material terms and conditions of Mr. Berns’ current employment arrangements, which are set forth in the Company’s 2007 proxy statement under the heading “Employment, Severance and Change of Control Agreements.”  The Second Amended Berns Agreement will be filed as an exhibit to the Company’s Form 10-K for the fiscal year ending December 31, 2007.

                James V. Caruso.  The Amended and Restated Employment Agreement with Mr. Caruso dated December 13, 2007 (the “Amended Caruso Agreement”) amends and restates the Employment Agreement with Mr. Caruso dated June 5, 2006 to bring the following provisions into compliance with Section 409A:  (i) the definition of “Good Reason” as it applies to the Termination provisions, and (ii) the 409A savings clause.  In addition, Mr. Caruso’s change in control termination benefits were amended to provide for the following severance benefits in the event of a Change in Control Termination (as defined in the Amended Caruso Agreement): (i) a lump sum severance payment in an amount equal to (a) 1.5 times Mr. Caruso’s annual base salary then in effect, plus (b) 1.5 times the greater of Mr. Caruso’s annualized target bonus award for the year in which his employment terminates or the annual bonus amount paid to Mr. Caruso in the immediately preceding year, (ii) payment of Mr. Caruso’s target bonus award for the year in which his employment terminates, pro rated through the date of termination, (iii) payment of the costs of outplacement assistance services for a period of nine months post-termination, up to a maximum of $11,250, and (iv) payment of legal costs in the event Mr. Caruso initiates and prevails in litigation regarding the validity or enforceability of his change in control severance benefits.  The Amended Caruso

Agreement also provides that, in certain circumstances, Mr. Caruso will be entitled to a gross up payment for payments that result in an excise tax imposed by Section 4999 of the Code.  Other than as described above and for Section 409A compliance reasons, the Amended Caruso Agreement does not change the material terms and conditions of Mr. Caruso’s current employment arrangements, which are set forth in the Company’s 2007 proxy statement under the heading “Employment, Severance and Change of Control Agreements.”  The Amended Caruso Agreement will be filed as an exhibit to the Company’s Form 10-K for the fiscal year ending December 31, 2007.

                Pablo J. Cagnoni, M.D.  The Amended and Restated Employment Agreement with Dr. Cagnoni dated December 13, 2007 (the “Amended Cagnoni Agreement”) amends and restates the Employment Agreement with Dr. Cagnoni dated March 19, 2007 to bring the following provisions into compliance with Section 409A:  (i) the definition of “Good Reason” as it applies to the Termination provisions, and (ii) the 409A savings clause.  In addition, Dr. Cagnoni’s change in control termination benefits were amended to provide for the following severance benefits in the event of a Change in Control Termination (as defined in the Amended Cagnoni Agreement): (i) a lump sum severance payment in an amount equal to (a) 1.5 times Dr. Cagnoni’s annual base salary then in effect, plus (b) 1.5 times the greater of Dr. Cagnoni’s annualized target bonus award for the year in which his employment terminates or the annual bonus amount paid to Dr. Cagnoni in the immediately preceding year, (ii) payment of Dr. Cagnoni’s target bonus award for the year in which his employment terminates, pro rated through the date of termination, (iii) payment of the costs of outplacement assistance services for a period of nine months post-termination, up to a maximum of $11,250, and (iv) payment of legal costs in the event Dr. Cagnoni initiates and prevails in litigation regarding the validity or enforceability of his change in control severance benefits.  The Amended Cagnoni Agreement also provides that, in certain circumstances, Dr. Cagnoni will be entitled to a gross up payment for payments that result in an excise tax imposed by Section 4999 of the Code.  Other than as described above and for Section 409A compliance reasons, the Amended Cagnoni Agreement does not change the material terms and conditions of Dr. Cagnoni’s current employment arrangements, which are set forth in the Company’s Form 8-K filing dated March 21, 2007.  The Amended Cagnoni Agreement will be filed as an exhibit to the Company’s Form 10-K for the fiscal year ending December 31, 2007.

                Marc H. Graboyes.  The Amended and Restated Employment Agreement with Mr. Graboyes dated December 13, 2007 (the “Amended Graboyes Agreement”) amends and restates the Employment Agreement with Mr. Graboyes dated October 11, 2004 to bring the following provisions into compliance with Section 409A:  (i) the definition of “Good Reason” as it applies to the Termination provisions, and (ii) the 409A savings clause.  In addition, Mr. Graboyes’ change in control termination benefits were amended to provide for the following severance benefits in the event of a Change in Control Termination (as defined in the Amended Graboyes Agreement): (i) a lump sum severance payment in an amount equal to (a) Mr. Graboyes’ annual base salary then in effect, plus (b) the greater of Mr. Graboyes’ annualized target bonus award for the year in which his employment terminates or the annual bonus amount paid to Mr. Graboyes in the immediately preceding year, (ii) payment of Mr. Graboyes’ target bonus award for the year in which his employment terminates, pro rated through the date of termination, (iii) payment of the costs of outplacement assistance services for a period of six months post-termination, up to a maximum of $7,500, and (iv) payment of legal costs in the event Mr. Graboyes initiates and prevails in litigation regarding the validity or enforceability of his change in control severance benefits.  The Amended Graboyes Agreement also provides that if Mr. Graboyes’ change in control severance payments (the “Payments”) result in an excise tax imposed by Section 4999 of the Code, then such Payments will be adjusted, if necessary, to equal the greater of (x) Mr. Graboyes’ Safe Harbor Amount (as defined in the Amended Graboyes Agreement) or (y) the Payments, whichever results in Mr. Graboyes’ receipt, after-tax, of the greatest amount of the Payments.  Other than as described above and for Section 409A compliance reasons, the Amended Graboyes Agreement does not change the material terms and conditions of Mr. Graboyes’ current employment arrangements, which are set forth in the Company’s 2007 proxy statement under the heading “Employment, Severance and Change of Control Agreements.”  The Amended Graboyes Agreement will be filed as an exhibit to Company’s Form 10-K for the fiscal year ending December 31, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:    December 14, 2007

ALLOS THERAPEUTICS, INC.

By:	/s/ Marc H. Graboyes
Marc H. Graboyes
Its:	Vice President, General Counsel